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                                                             EXHIBIT 10.2(d)(2)
                                                             ------------------

                                EKCO GROUP, INC.
                                   SCHEDULE TO
                    FORM OF INCENTIVE STOCK OPTION AGREEMENT


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     The below-named employee of the Company has the following Incentive Stock
Option Agreements with the Company pursuant to the Company's 1987 Stock Option Plan which agreements are identical in form to the foregoing Form of Incentive Stock Option Agreement except as to the dates, number of shares granted and exercise prices:

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                                          No. of
                                          Shares      Exercise
Name and Position       Grant Date        Granted     Price
-----------------       ----------        -------     --------

Robert Varakian         02-28-94          50,000      $7.3125
Vice President, Mar-    01-24-95           8,000      $6.3125
 keting, Ekco Group,    02-06-96           8,000      $5.9375
 Inc.
Senior Vice President,
 Marketing & Sales
 Ekco Housewares, Inc.
President, B. VIA
 International House-
 wares, Inc.

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